Solutions that DRIVE Productivity Investor Presentation May 5, 2017 Exhibit 99

Solutions
that DRIVE Productivity
Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (May 2, 2017). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-
Yale’s securities.

Solutions
that DRIVE Productivity

Hyster-Yale at a Glance
Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers.
_____________________
(1)
Bolzoni’s
financial results include pre-tax charges of $2.7 million of one-time purchase accounting adjustments and $6.4 million of depreciation and amortization on acquired assets.
(2)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 32.
Key Metrics
In
millions (except employee data)
LTM
3/31/17
Lift Truck
Nuvera
Bolzoni
Revenue
$2,519.9
$4.8
$157.2
Net Income (loss)
$75.5
$(25.8)
$1.2
(1)
EBITDA
(2)
$128.5
$(41.4)
$14.8
ROTCE
(2)
(Net debt basis)
18.6%
n/m
n/m
(1)
Net Debt at end of period
$48.0
n/m
$30.2
Approximate # of Employees (globally)
5,500
200
800
Q1 2017 Sales by Segment
LTM 3/31/17 Sales by Segment
Separate lift truck, attachment and hydrogen power segments
Americas
65.0%
EMEA
22.7%
JAPIC
6.1%
Bolzoni
5.8%
Nuvera
0.4%
Americas
64.1%
EMEA
23.4%
JAPIC
6.5%
Bolzoni
5.9%
Nuvera
0.1%

Solutions
that DRIVE Productivity

Hyster-Yale is a Full-Line Lift Truck Supplier…
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Forklifts
Reach Stackers
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Over 260 different truck models available

Solutions
that DRIVE Productivity

…with a Broad Range of Power Options, Attachments and Solutions
Electric Counterbalanced
Rider Trucks
Electric Narrow Aisle Trucks
Electric Hand Trucks
Internal Combustion Engine (cushion tire)
Internal Combustion Engine (pneumatic tire)
CLASS 1, 2 & 3
Lead-Acid
Battery
Fuel-Cell
Engine
LPG &
Bi-fuel
Diesel Tier 3 /
Stage III
LPG & CNG
Diesel Tier 4 /
Stage IV
Lithium-ion
Battery
CLASS
4 & 5
Power Options
Technology Architecture
Solutions
Attachments
Clamps
Multipallets
Rotators
Sideshifters
Fork
Positioners
Push Pulls
Lifting Tables
Forks
55,000+ assets
under management

Solutions
that DRIVE Productivity

Five Key Perspectives to Emphasize
Global
market
unit
levels
expected
to
be
relatively
strong
at
a
high
level
for
next
few
years
Recovery
underway
in
key
markets
and
segments
that
have
been
depressed
7%
operating
margin
at
properly
balanced
HY
factory-produced
115,000
units
in
this
cycle
remains
Lift
Truck
business target
Programs
needed
to
achieve
Lift
Truck
business
target
in
place;
timing
of
results
cannot
be
forecast
with
specificity
Recent
acquisitions
reinforce
position
in
Lift
Truck
business
and
speed
achievement
to
targeted
115,000
units

Solutions
that DRIVE Productivity

Lift Truck Industry Overview
(units in thousands)
Global Lift Truck Industry Size
_____________________
Trend line represents 4.4% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
North America Retail Lift Truck Below Peak Trend
Long-term CAGR (2004 –
2016) = 4.4%
Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 3/31/17 Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,182k
Units
Class 4
ICE
4%
Market Size -
$
_____________________
Source: Internal Company estimates
Market Size -
Units
Class 5
ICE
55%
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
10%
Estimated Industry Revenue Mix
_____________________
Source: WITS.  LTM 3/31/17 Orders Reports.
Global Lift Truck Industry Breakdown (Units)
Trend            Upper Limit             Lower Limit              NA
-
50,000
100,000
150,000
200,000
250,000
300,000
:
872
547
794
975
944
1,010
1,094
1,100
1,182
1,239
0
300
600
900
1,200
2008
2009
2010
2011
2012
2013
2014
2015
2016
LTM Q1
2017
Europe 34%
China 25%
Americas 23%
Japan 7%
Asia-Pacific 7%
Middle East &
Africa 4%
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
35%
Class 4 ICE
3%
Class 5 ICE
35%
Source: ITA. Represents order intake.

Solutions
that DRIVE Productivity

Japan
Western
Europe
Eastern
Europe
Brazil
North
America
Middle
East &
Africa
Latin
America
(excluding
Brazil)
Asia
(excluding
China &
Japan)
China
( 3 & 12 months rate of change trend)
Global Lift Truck Market Rates of Change
_____________________
Source: WITS. Bookings Reports.

Solutions
that DRIVE Productivity

Factors Impacting Near-Term Lift Truck Profitability
Key Market Uncertainty
Brazil, Turkey &
South Africa
Currency
Strong U.S. Dollar
Commodity Prices
Fluctuating/Moving Up
Shifting Product Mix
ICE to Electric
Customer Mix
Changing
Investments in
Share
Gain Programs
($ in millions)
7% OPERATING PROFIT MARGIN TARGET
2.0%
Gap
3.5%
Gap
(1)
Prior Cycle Market
Peak
Start of
Recovery in
Core Industries
(1)
Q1 2017 Lift Truck Operating Profit Margin was 4.6%, representing a 2.4% gap to  target
$57.5
$128.1
$74.6
$89.4
2.1%
5.0%
3.0%
3.5%
(1)
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$20.0
$45.0
$70.0
$95.0
$120.0
$145.0
2007
2015
2016
LTM Q1
2017

Solutions
that DRIVE Productivity
Volume of 115,000 Units from HY Factories Required to Achieve 7% Target
7,900
Class 1 and 2
trucks
500
Big Trucks
Additional units to fill each assembly line
32,900
additional units needed to achieve target
Note: 115,000 units does not include volume from
non-HY manufacturing plants
Increasing unit product profit
Decreasing manufacturing
variances
Leveraging relatively stable SG&A
…should increase operating
profits to target levels by:
12,500
Class 3
trucks
12,000
Class 4 and 5 trucks
Developing relationships with new customers takes time
New customers often test and phase in products
New dealers and dealer improvement programs take time
New products take time to reach full acceptance
All projects tracked –
at different stages of maturity
Our objective is to sell 115,000 HY-produced units in 2018, but a more realistic timeframe may be 2019 -
2020

Solutions
that DRIVE Productivity

Share Gain Drives Our Economic Engine
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Succeed in
Asia
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer
Needs
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share...
Leverage Solutions
and Technology
Drivers
A large lift truck population base drives parts and service volume resulting in enhanced profitability for Hyster-Yale and dealers

Solutions
that DRIVE Productivity

Core Strategic Initiatives Update
Highlights
Initiative
Highlights
Strategic Objective
•
Provide the right product
and solution to meet the
specific needs of different
customers across multiple
industries
•
Product fit for application
•
Premium, Standard and Utility products
•
Unique innovations
•
Automation & Telemetry
•
Leverage Bolzoni
relationship
•
Market leadership in U.S., such as heavy
duty industries, e.g. Paper
•
Growing success in trucking industry
Understand
Customer Needs
Strategic Objective
•
Deliver lowest cost of
ownership for all
customers based on
their specific
application
Initiative
Low Cost of
Ownership
•
Improved fuel / energy consumption
•
Engine to electric conversion
•
Expanding data services on growing number
of telemetry systems (30K+)
•
Supplier quality, all-time high
•
Fleet management
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments

Solutions
that DRIVE Productivity

Core Strategic Initiatives Update
Initiative
Initiative
Strategic Objective
Highlights
•
Develop the strongest
independent,
exclusive dealer
network
Enhance
Independent
Distribution
Strategic Objective
Highlights
•
Strengthen
penetration of the
growing warehouse
segment
Improve Warehouse
Position
•
Significant strengthening in core U.S. market
•
Growth of dual-brand coverage
•
New dealers appointed in EMEA
•
Enhanced dealer profitability
•
Excellence programs in all theaters
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse
•
Major wins in marquee accounts
•
New products
•
Enhanced selling tools and trained dealers
•
More dealer specialization
•
Adding industry-focused direct sales people

Solutions
that DRIVE Productivity

Core Strategic Initiatives Update
Strategic Objective
Highlights
Initiative
Succeed in Asia
Strategic Objective
Highlights
Initiative
Enhance Big Truck
Market Position
•
Expand market
penetration throughout
Asia
•
Increase leading market
position and become
supplier of choice in Big
Truck segment
Outcome: Increase Share and Strengthen Distribution at Accelerated Pace
Outcome: Enhance leading market position in Big Trucks
•
Leveraging Euro cost position in U.S.
dollar markets
•
Focus on industry and solutions
•
Increased success with large port
operators
•
Successful new product launches
•
Heart-of-market products under
development
•
Enhancement of dealer network and
direct-selling capabilities
•
Development of long-term strategic
partnerships
•
Development of right local products
•
Establishment of support
infrastructure
•
Leveraging Big Truck success

Solutions
that DRIVE Productivity

Core Strategic Initiatives Update
Strategic Objective
Highlights
Initiative
Strengthen Sales
and Marketing
Organization
•
Strengthen and align
sales and marketing
organization in all
geographic regions
Outcome: Gain momentum leading to higher unit volumes and enhanced market share
•
Smaller sales management areas
•
Implementing new sales approach to enhance
solutions selling skills
•
Major focus on account identification and coverage
•
Expanded direct-selling teams in all regions
•
Solutions organization links Engineering with Sales
•
Increased global account focus
Leverage Solutions &
Technology Drivers
•
Acquisition of Bolzoni
•
Acquisition of Speedshield distribution (telematics),
strengthening HY’s telematics offering
•
Development of Nuvera
fuel-cell engines and hydrogen
generation units
•
Leverage expertise of HY and dealer channel
•
Partnership with BALYO (automation)
•
Relationship with Electrovaya (Lithium-ion battery)
•
Become a one-stop
materials handling
solutions provider
Outcome: Increase business from existing customers and new customers attracted to HY’s integrated solutions
Strategic Objective
Initiative
Highlights

Solutions
that DRIVE Productivity

Hydrogen-Powered Lift Truck Opportunities & Advantages
N. America
electric trucks sold
per year
150,000+
25-50%
Estimated up to
can benefit from
Fuel-Cell solutions
Global
700,000+
electric trucks sold
per year
Growing sales pipeline:
•
Large pipeline of opportunities
•
More than 500 units in final
stages of sales process
•
Strong alignment with HY target
accounts
•
Both existing and new users of
fuel cells
•
Target 35-50% share
Population of Fuel-Cell Powered Lift Trucks in
North America
*
__________
* 2015 is the most recent data available from the DOE at the time of publication of this presentation.
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2012
2013
2014
2015
2016
2017
2018
Internal company estimates
DOE reported N. America

Solutions
that DRIVE Productivity

Growth Strategy –
Where Will Fuel Cells Be Used
•
Convert existing fuel cell users
-
Promote the Nuvera benefits vs competition
•
Increase market penetration in
existing lead-acid battery users
-
Promote the performance and convenience
of Nuvera
•
Build new markets with existing
ICE truck users
-
High productivity in a clean energy solution
-
Address increasing emission regulations in
certain applications and jurisdictions
Gen1
Drop-In
BBR /
Integrated
Solution
Gen2
Fuel Cell Hybrid
Truck Engine /
Integrated
Solution
Approximate Engine Power Requirement [kW]
1-3
3-10
20-30
30-50
50-150
10-20

Solutions
that DRIVE Productivity

Separating Core Competencies and Responsibilities
ECP
STACK
ENGINE
BBR/Integrated
Solution for Vehicle
Engine
Components
Fuel Cell Engine
Lift Truck Business –
design, manufacture
and sales/marketing
of battery-box
replacements (BBR)
and integrated
solutions
Nuvera
–
design,
manufacture and
sales/marketing of
fuel-
cell stacks and
engines and
continued
development of
hydrogen generation
appliance +
electrochemical
compressor (ECP)
Power
Electronics
Hybrid
Power
System
Stack Sub-
System
Engine
Components
Hydrogen
Storage
Thermal
Management
Fuel Cell Engine
Enclosure
and
Counterweight
Battery-Box Replacement/Integrated Solution
Stack
Sub-System

Solutions
that DRIVE Productivity

Nuvera / Hyster-Yale Competitive Advantages
INDUSTRIALIZATION
Demand Flow / Lean Manufacturing
Supply Chain expertise & Quality Management systems
Validation and reliability growth testing
TECHNOLOGY
Patented
fuel-cell
stack
design
–
performance
&
cost
Technology roadmap –
leverage development and volume
Advanced compression and generation technology
COMMERCIALIZATION
Financially strong OEM ownership with long-term perspective
Shift of BBR/Integrated Solutions production to Lift Truck business
Leverage expertise of HY & dealer sales and service organizations
Simplified
transaction
–
single
supplier,
with
financing
options
ALL-IN FUEL CELL
SOLUTION
Orion® Fuel-Cell Stack
Nuvera® Fuel-Cell System (BBR/Integrated Solution)
Nuvera® Hydrogen Generator
Hydrogen Refueling

Solutions
that DRIVE Productivity

The Nuvera Plan
•
Successfully shipped product to launch customer
•
Current generation BBR production at Nuvera®
•
Focus on reducing cost of product to target cost
•
Design, manufacturing and aftermarket
responsibility for next generation BBR and
integrated solutions transferred to Lift Truck
business
•
Nuvera® focus on development of ECP, fuel-cell
stack and engine
•
Nuvera® continued development of Nuvera®
Hydrogen Generator and Hercules
ECP
•
Leadership team enhanced and activities increased
•
Discussions underway with various partners
interested in Nuvera® technology
•
Launch of Orion® 2 with increased power density and
greater fuel efficiency
•
Rapid ramp up in production of BBR and integrated
solutions at Greenville, NC plant to meet anticipated
expanding demand
•
Continued focus on reducing cost of product to target
costs and achieving targeted fuel-cell engine volumes
•
Expansion into EMEA and JAPIC markets
•
Execute partner opportunities
•
Achieve break-even per quarter at target margins
sometime in 2018
•
Profitability at /above HY target economics over longer
term
•
Launch of hydrogen compressor technology beyond
2020
Current Phase
2017
Current Phase
2017
Next Phase
2018+
TM

Solutions
that DRIVE Productivity

Bolzoni
Bolzoni
is one of the worldwide leading manufacturers of lift truck
attachments, forks and lift tables with an extensive product range
LTM Q1 2017 Sales by Region
•
Managed as separate business segment
•
Separation to maintain OEM information integrity
34%
66%
2016 CUSTOMER MIX
Lift
Truck
Manufacturers
–
OEM
Dealers of Lift Trucks & Material
Handling
MARKET –
INDUSTRIES
Logistics                                  Automotive
Food & Beverage                 Pulp & Paper
Appliances & Electronics    Other Material Handling
Synergy Opportunities
EMEA
76.0%
America
18.6%
JAPIC
5.4%

Solutions
that DRIVE Productivity

HY Path for Future Growth Includes Other Important Elements…
Through Core Lift Truck
Business Share Gain
Through
Acquisition
Through
Partnership
Through Investment
in New Technologies

Solutions
that DRIVE Productivity

Strategy Roadmap for Share Gain Through New Account Acquisition
Facilitating Structures
•
Account Identification teams
in each region
•
New CRM/CPQ global tool
•
Application Centers
•
Industry Strategies /
Application Guides
•
New STE (Special Truck
Engineering) for rapid
product customization
Industry / Customer Focus
•
Industry cluster identification
•
Customers by cluster identification (80/20 rule)
•
Targeted messaging
•
Disciplined contact management
•
Established base position and grow penetration over time
Products &
Solutions
Focus
Industry
Focus
Industry
Focus
Geographic
Focus
One-by-
One
Customer
Focus
Share Gain Drivers

Solutions
that DRIVE Productivity

HY Volume Leverage & Target Economics
Incremental Units Produced
+5,000 Trucks
Sales
$162m
Gross Profit
$35m
Operating
Expenses
$11m
Operating Profit
$24m
Incremental Operating
Profit %
15.0%
As we make progress toward the 115,000 unit production
levels, HY Lift Truck will generate significant incremental
operating profit contribution…
Importance of volume growth to reaching target
Target is to move from significant loss to break
even in a 2018 quarter then to significant
profitability in the long term
Nuvera
Expect to exceed 7% operating profit target as
programs mature
Bolzoni
Lift Truck
Lift Trucks Sold
124,000
Lift Trucks Produced in HY plants
115,000
Revenues
$3,590
Gross Profit
$640
Operating Expenses
$390
Operating Profit
$250
Operating Margin
7.0%

Solutions
that DRIVE Productivity

2017 First Quarter Highlights
LIFT TRUCK
•
Revenues up mainly from increased shipments in Americas,
EMEA and JAPIC
•
Bookings and backlog up modestly compared with Q1 2016
•
Operating profit increased substantially over Q1 2016 primarily as a result of improved gross profit, primarily in the Americas, resulting from increased unit and parts volumes, production
efficiencies and improved pricing, net of material cost increases
2017 First Quarter Highlights
2017 First Quarter
LTM 3/31/17
Consolidated Revenue
$713.1
100.0%
$2,678.6
100.0%
Consolidated
Operating Profit
$23.4
3.3%
$48.6
1.8%
Consolidated
Net Income
$18.1
2.5%
$50.9
1.9%
EBITDA
$36.3
5.1%
$101.9
3.8%
Lift Truck Operating Profit
$30.6
4.6%
(1)
$89.4
3.5%
Bolzoni
Operating
Profit
$2.3
5.5%
(1)
$2.2
1.4%
(1)
Nuvera
Operating
Loss
$(9.5)
n/m
(1)
$(43.0)
n/m
(1)
($ in millions)
BOLZONI
•
Incremental revenues of $41.6 million
•
Q1 operating profit includes $1.4m of amortization on acquired assets.
(LTM operating profit includes $2.7m of one-time purchase accounting adjustments and $6.4m of amortization on acquired assets.)
NUVERA
•
Revenue of $2.6m
•
Increased losses due to ramp up of inventory for increased production, an additional $1.7 million in development and production start-up expenses, including unfavorable inventory adjustments to reflect selling prices, and higher marketing and employee-related costs.
_____________________
(1)
Operating Profit (Loss) Margin % is calculated based on the respective business segment’s revenues for the respective period.
(1)

Solutions
that DRIVE Productivity

2017 Earnings Perspective
LIFT TRUCK
•
Global lift truck market expected to grow modestly compared with 2016
•
Sales volumes and unit and parts revenues expected to increase during remainder of 2017, full year increase anticipated to be more than anticipated market growth due to anticipated share gains from new products and continued implementation of other share gain initiatives
•
Due to strong Q1 2017 revenue growth, Q2 2017 growth expected to be more modest, with expected growth increase again in H2 2017
•
Operating profit expected to increase over 2016 due to enhanced margins through pricing, net of material cost increases, while maintaining headcount near current levels; but more modest improvement anticipated in H2 of 2017 due to substantial increase in Q1 2017 and expected soft Q3.
•
Full-year net income expected to increase moderately due to increase in operating profit, partially offset by higher income tax rate in 2017 and absence of tax benefits recognized in 2016
NUVERA
•
Integration of Nuvera and Lift Truck business currently being implemented.
Nuvera
to focus on core competencies of fuel-cell stack and engine
manufacturing and development and commercialization of hydrogen-generation appliance and ECP.  Next generation of battery-box replacements and integration of fuel-cell engines now the responsibility of Lift Truck business.
•
Focused on lowering costs of manufacturing, with losses expected to progressively decrease over 2017 and 2018, with objective of reaching break-evening during 2018 by achieving target costs and target fuel-cell engine volumes.
•
Until target cost structure for fuel-cell engines is in place, inventory costs expected to result in continued inventory adjustments to reflect current selling prices, but at a decreasing rate.
•
The net impact of added operational expenses on the Lift Truck business is expected to be modest as existing resources are re-deployed to focus on the sale, development and manufacture of battery box replacements and integrated solutions.
BOLZONI
•
Revenues expected to increase modestly over LTM 3/31/17 revenues due to anticipated growth in EMEA market, recent major customer commitments and
sales enhancement programs
•
Implementation of key strategic programs expected to generate substantial growth in operating profit and net income compared with LTM 3/31/17

Solutions
that DRIVE Productivity

Hyster-Yale Use of Cash Priorities
Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
Strategic initiatives to accelerate growth or
enhance margins
Acquisitions of technologies and other
forklift-related businesses, including Bolzoni
Investments to commercialize Nuvera’s
technology
2015
2016
YTD 2017
Annual Dividends
(1)
$18.4m
$1.14/share
$19.2m
$1.18/share
$4.9m
$1.21/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock
(1)
Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2015, 2016 and 2017

Solutions
that DRIVE Productivity

by selling and
producing
115,000
HY-factory
trucks
In Summary, Over the Next Few Years….
to
Fill existing
assembly
line
capacity
through
Significant
share
growth
Which leverages
Technology
accelerators and
business
acquisitions
Get to
approximately
$3.6 billion
HY Lift Truck
segment
revenue
irrespective of
industry size

Solutions
that DRIVE Productivity

Valuation Approach Needs to Vary By Business

Lift Truck and Attachment Businesses
Lift Truck and Attachment Businesses
Hydrogen Power Business
Hydrogen Power Business
•
Board Oversight as Separate Businesses
•
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Multiple should reflect ROIC levels and
growth prospects
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

Solutions
that DRIVE Productivity

A Solid Investment Option

HYSTER-YALE
HYSTER-YALE
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing
Technologies
Leading Products &
Market Position
Strategies to Gain Share
in all Segments &
Markets
Customer Focused &
Solutions Oriented
Strong Return
on Capital

Solutions that DRIVE Productivity Appendix Appendix

Solutions
that DRIVE Productivity

Non-GAAP Disclosure
Adjusted
Lift
Truck
Business
Operating
Profit,
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
Adjusted
Lift
Truck
Business
Operating
Profit
is
defined
as
Lift
Truck
Operating
Profit,
as
reported,
adjusted
for
the
pre-tax
effect
of
the
$17.7
million
gain
on
sale
from
the
Brazil
land
and
facility
in
2014;
EBITDA
is
defined
as
income
(loss)
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
(loss)
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.

Solutions
that DRIVE Productivity

Non-GAAP Reconciliation
_____________________
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
Consolidated
2013
2014
2015
2016
3/31/17
3/31/17
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      109.8
$        74.7
$        42.8
$        18.1
$        50.9
Noncontrolling
interest income (loss)
0.2
0.4
0.4
(0.5)
-
(0.4)
Income tax provision (benefit)
17.2
39.9
29.4
(4.0)
6.2
3.2
Interest expense
9.0
3.9
4.7
6.7
1.8
7.4
Interest income
(1.8)
(1.1)
(1.5)
(2.0)
(0.3)
(1.9)
Depreciation and amortization expense
30.2
29.7
28.9
39.1
10.5
42.7
EBITDA
$      164.8
$      182.6
$      136.6
$        82.1
$        36.3
$        101.9
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
Lift
Truck
2013
2014
2015
2016
3/31/17
3/31/17
Reconciliation of EBITDA
Net income attributable to stockholders
$      110.0
$      111.2
$        89.3
$        66.9
$
22.3
$        75.5
Noncontrolling
interest income (loss)
0.2
0.4
0.4
(0.5)
(0.1)
(0.5)
Income tax provision (benefit)
17.2
40.7
39.4
12.2
9.4
20.2
Interest expense
9.0
3.9
4.7
6.9
1.6
7.4
Interest income
(1.8)
(1.1)
(1.5)
(3.0)
(0.3)
(2.9)
Depreciation and amortization expense
30.2
29.6
27.3
28.1
7.2
28.8
EBITDA
$      164.8
$      184.7
$      159.6
$      110.6
$        40.1
$        128.5
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
that DRIVE Productivity

Non-GAAP Reconciliation (continued)
_____________________
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
Nuvera
2014
2015
2016
3/31/17
3/31/17
Reconciliation of EBITDA
Net loss attributable to stockholders
$         (1.4)
$       (14.6)
$       (23.8)
$       (5.7)
$       (25.8)
Noncontrolling
interest income
-
-
-
-
-
Income tax benefit
(0.8)
(10.0)
(15.8)
(3.8)
(17.2)
Interest expense
-
-
-
-
-
Interest income
-
-
-
-
-
Depreciation and amortization expense
0.1
1.6
1.5
0.5
1.6
EBITDA
$         (2.1)
$       (23.0)
$       (38.1)
$       (9.0)
$       (41.4)
Qtr.
Trailing 12
Months
Bolzoni
3/31/17
3/31/17
Reconciliation of EBITDA
Net income attributable to stockholders
$       1.5
$       1.2
Noncontrolling interest income
0.1
0.1
Income tax provision
0.6
0.2
Interest expense
0.2
1.0
Interest income
-
-
Depreciation and amortization expense
2.8
12.3
EBITDA
$
5.2
$       14.8
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income (loss), as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income (loss) before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Solutions
that DRIVE Productivity

Non-GAAP Reconciliation (continued)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
Reconciliation of Return on Total Capital Employed (ROTCE)
Consolidated
Lift Truck
(1)
Nuvera
Bolzoni
LTM
3/31/17
LTM
3/31/17
LTM
3/31/17
LTM
3/31/17
Average
Stockholders'
Equity
(3/31/17,
12/31/16,
9/30/16,
6/30/16
and
3/31/16)
$489.6
$525.0
$12.9
$101.3
Average Debt (3/31/17, 12/31/16, 9/30/16, 6/30/16
and 3/31/16)
144.1
111.5
2.4
57.1
Average Cash (3/31/17, 12/31/16, 9/30/16, 6/30/16
and 3/31/16)
(76.7)
(216.4)
-
(8.8)
Average capital employed
$557.1
$420.2
$15.3
$149.7
Net income (loss)
$50.9
$75.5
$(25.8)
$1.2
Plus: Interest expense, net
5.5
4.5
-
1.0
Less: Income taxes on interest expense, net at 38%
(2.1)
(1.7)
-
(0.4)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax
$54.3
$78.3
$(25.8)
$1.8
Actual return on capital employed percentage
9.7%
18.6%
n/m
n/m
($ in millions)
(1) Lift Truck Return on capital employed excludes the average initial investment of $99.3 million for the acquisition of Bolzoni and continuing average investments of $47.4 million in Nuvera.  Investment numbers are based on a 5-point average.

Solutions
that DRIVE Productivity

Cash Flow before Financing Calculation
.
Consolidated
($ in millions)
Year Ended December 31
Qtr.
Trailing 12
Months
2012
2013
2014
2015
2016
3/31/17
3/31/17
Reconciliation of Cash Flow before Financing
Net
cash
provided
by
(used
for)
operating
activities
$128.7
$152.9
$100.0
$89.4
$(48.9)
$102.0
$71.4
Net cash used for investing activities
(19.5)
(26.1)
(44.4)
(31.3)
(145.1)
(7.1)
(154.0)
Cash Flow before Financing
$109.2
$126.8
$55.6
$58.1
$(194.0)
$94.9
$(82.6)

Solutions that DRIVE Productivity Supplemental Information Appendix

Solutions
that DRIVE Productivity

Hyster founded in
Portland Oregon
as the Willamette
Ersted
Company
1929
1944
1959
Company name
officially changed
to Hyster
Company
First Hyster
container
handling
trucks
1875
1920
Yale  Lock
Mfg. broadens
its scope into
materials
handling
Yale and Towne
launched a new
battery powered
low-lift platform
truck
1963
Yale forklift truck
business merges
with Eaton Mfg.
Industrial Truck
Division
1950
Yale added gas,
LP gas and
diesel-powered
fork lift trucks to
its range
1964
Hyster introduces
the famous
Monotrol®
pedal
1971
Yale forges a
partnership
with
Sumitomo Ltd
2011
2011
NMHG
introduces the
UTILEV
®
lift
truck for the
utility segment
of the market
2016
2016
1985
Yale acquired
by NACCO
Industries
1989
Hyster
acquired
by NACCO
Industries
NMHG renamed
Hyster-Yale Group
HY completes
acquisition of 100%
of Bolzoni
S.p.A.
The History of Hyster-Yale and its brands
1989
1989
2012
2012
Hyster-Yale
formed as
independent
public company
following spin-
off by NACCO
2014
2014
NMHG, HY’s
operating
company,
acquires Nuvera
to enter the fast-
growing hydrogen
fuel cell market
Hyster and Yale
merge to form
NACCO
Materials
Handling Group
(NMHG)

Solutions
that DRIVE Productivity

Hyster-Yale’s Global Footprint
Ramos Arizpé, Mexico
Fabrication Manufacture
Sulligent, Alabama
Component Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture;
Warehouse Development Center
Cleveland, Ohio
Corporate
Headquarters
Danville, Illinois
Parts Distribution Center
Charlotte, North Carolina
Experience Center
Barueri, Brazil
Brazil Marketing and
Administration Center
Itu, Brazil
Lift Truck Manufacture;
Parts Distribution Center
Craigavon, N. Ireland
Lift Truck Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development
Center; Parts Distribution Center
Masate, Italy
Lift Truck Manufacture
Shanghai, China (JV)
Lift Truck Manufacture;
Parts Distribution; China
Marketing and
Administration Center
Obu, Japan (JV)
Lift Truck Manufacture;
Parts Distribution
Cavite, Philippines (JV)
Fabrication Manufacture
Irvine, Scotland
European Administration Center
Hanoi, Vietnam (JV)
Component Manufacture
Sydney, Australia
Division Headquarters;
Parts Distribution
Pune, India
Engineering, Supply Chain
and Marketing Center
Frimley, UK
Division Headquarters;
Engineering Concept Center
Kuala Lumpur, Malaysia
Asia Support Office
Hefei, China
Supply Chain
Center
Fairview, Oregon
Counterbalanced
Development Center;
Administration Center
San Donato, Italy
European Offices; Research &
Development; Testing Facilities
Billerica, Massachusetts
Hydrogen Power
Business Headquarters;
Research and
Development;
Manufacturing and Sales
Homewood, Illinois
Attachment Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment,
Lift Table and Fork Manufacture
Järvenpää, Finland
Attachment
Manufacture
Salzgitter, Germany
Attachment Manufacture
Wuxi, China
Attachment Manufacture
Hebei, China
Fork Manufacture
Pointe-Claire,
Canada
Commercial
Subsidiary
Prestons, Australia
Commercial Subsidiary
Warrington, UK
Commercial Subsidiary
Montcarda/Reixac, Spain
Commercial Subsidiary
Forbach, France
Commercial Subsidiary
Prato, Italy
Commercial Subsidiary
Lublin, Poland
Commercial Subsidiary
Moscow, Russia
Commercial
Subsidiary
Korschenbroich,
Germany
Commercial Subsidiary
Gävle, Sweden
Commercial
Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Lift Truck Business locations
Hydrogen Power Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
LEGEND:
Tyler, Texas
HY Telematics
Chessy, France
Commercial Offices
Neu-Isenburg, Germany
Commercial Offices

Solutions
that DRIVE Productivity

Historical Consolidated Revenue
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,578
$2,570
$2,679
$0
$1,000
$2,000
$3,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
LTM Q1
2017
($ in millions)

Solutions
that DRIVE Productivity
_____________________
(1)
Lift Truck Segment Operating Profit, as reported
(2)
Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the
GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the
Appendix starting on page 32.
($ in millions)
2.4%
Gap
Closure
Prior Cycle
Market Peak
Mid-Cycle Market
Lift Truck Business Operating Profit Trends and % of Sales
7% TARGET
3.5%
Gap
Closure
$57.5
$111.7
$134.4
$133.3
$128.1
$74.6
$89.4
$30.6
2.1%
4.5%
5.0%
4.8%
5.0%
3.0%
3.5%
4.6%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2007
2012
2013
2014
2015
2016
LTM 3/31/17
Q1 Ending
3/31/17
$151.0
(1)
(2)
5.5%

Solutions
that DRIVE Productivity

Lift Truck Business Target Economics Goal and Gap to Target
Achieve 7%
operating profit
margin
target at
mid-cycle
Target
Economics gap
closure can be
achieved with
unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 3/31/17 Gap to Target Economics
Actual Lift Truck Operating Profit Margin %
3.5%
Margin
Variances
0.7%
Unit margin
1.0%
Parts/other
(0.3%)
Volume
Variances
2.8%
Manufacturing
variances/other
0.9%
Operating Expenses
1.9%
Lift Truck Operating Profit Margin % Gap
3.5%
Lift Truck Operating Profit Margin % Target
7.0%

Solutions
that DRIVE Productivity

Lift Truck Overview and Sources of Revenue
2016 Worldwide Sales by Product
_____________________
(1)
Represents Hyster-Yale North American Lift Truck unit shipments by industry.
(2)
Includes Big Truck sales that represent 10.9% of total sales.
(3)
Bolzoni
revenues of $115.6 million included in parts.
(4)
2016 data was not finalized as of the publication date of this presentation.
A leading global lift truck manufacturer in terms of units sold
2016 Retail Shipments by End Market
(1)
#3
Globally in 2015
(4)
Large installed base
that drives parts sales
Over 827,000
units worldwide at
12/31/16
HY sales of 87,600 units
in LTM 3/31/17
82,100
units
sold
-
produced
in
HY
plants
5,500 units sold –
produced
by JV or
other third parties
Additional >6,300 units
sold
in Japan in 2016
Direct sales by JV partner
(2)
ICE Units
50%
Electric Units
27%
Parts
17%
Other
6%
(3)
Manufacturing
21%
Wholesale
Distribution
18%
Food & Beverage
12%
Rental
10%
Home Centers/
Retail
14%
Freight & Logistics
13%
Paper
3%
Other
9%

Solutions
that DRIVE Productivity

Industry Units by Geography
Lift Truck Unit Class Shipments
_____________________
Source: Company: LTM 3/31/17 Units Shipped
Note:  Units sold direct by SN JV are not included
HY Lift Truck Units Sold by Geography
_____________________
Source: WITS.  LTM 3/31/17 Orders Reports.
_____________________
Source: WITS.  LTM 3/31/17 Orders Reports.
ICE = Internal Combustion Engine
_____________________
Source: Company: LTM 3/31/17 Units Shipped
Note:  Units sold direct by SN JV are not included
ICE = Internal Combustion Engine
Industry Units by Class
HY Lift Truck Units by Class
_____________________
Source: Internal Company estimates
Estimated Industry Revenue Mix
Industry Unit Revenue by Class
HY Lift Truck Unit Revenue by Class
_____________________
Source: Company: LTM 3/31/17 Unit Revenues
Americas
64%
EMEA
29%
Asia
-
Pacific/
Japan
4%
China 3%
Class 1
Electric
19%
Class 2
Electric
10%
Class 3
Electric
30%
Class 4
ICE
10%
Class 5
ICE
31%
Class 1
Electric
19%
Class 2
Electric
10%
Class 3
Electric
7%
Class 4 ICE
14%
Class 5 ICE
50%
Class 1
Electric
19%
Class 2
Electric
12%
Class 3
Electric
10%
Class 4 ICE
4%
Class 5 ICE
55%
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
35%
Class 4
ICE
3%
Class 5
ICE
35%
Europe
34%
China
25%
Americas
23%
Japan 7%
Asia
-
Pacific
7%
Middle
East &
Africa 4%

Solutions
that DRIVE Productivity

Shift in Market Balance from ICE to Electric
Today
2017
_____________________
Source: WITS. Orders Reports.
ICE = Internal Combustion Engine
DRIVERS:
•
Customer shift
•
Growth of warehousing and logistics
•
Environmental, health and safety
•
Evolving technologies
Previous Peak
2007
Class 1
Electric
18%
Class 2
Electric
10%
Class 3
Electric
27%
Class 4 ICE
3%
Class 5 ICE
42%
Class 1
Electric
17%
Class 2
Electric
10%
Class 3
Electric
35%
Class 4 ICE
3%
Class 5 ICE
35%

Solutions
that DRIVE Productivity

Lift Truck Market Size Data
Lift Truck Market Size Data
WITS Orders Basis (1)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Europe
265,896
278,024
312,455
327,173
380,557
445,583
411,107
222,883
299,387
368,286
North America
147,322
155,191
186,192
198,058
212,953
191,384
159,279
98,338
136,050
169,589
Total Americas
158,388
168,471
206,225
221,155
242,186
234,353
200,178
118,835
180,903
224,501
A/P, China and Japan (1a)
138,452
155,094
185,530
201,062
232,438
271,018
260,246
205,114
314,162
381,795
Global Market
562,736
601,589
704,210
749,390
855,181
950,954
871,531
546,832
794,452
974,582
2012
2013
2014
2015
2016
2017E
Europe
351,441
357,452
387,905
412,642
457,333
465,000
North America
181,191
200,939
219,444
235,128
240,836
210,600
Total Americas
229,565
252,930
267,546
277,315
280,827
251,600
A/P, China and Japan (1a)
363,399
399,395
438,510
409,923
443,938
444,338
Global Market
944,405
1,009,777
1,093,961
1,099,880
1,182,098
1,160,938
(1)  In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.
(1a) Beginning in 2014 includes India local production
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Europe (FEM/JIVA) (3)
150,250
121,922
135,318
152,667
174,953
176,294
187,902
219,615
227,697
274,681
North America (2) (3)
106,590
120,679
154,167
162,725
152,763
178,456
192,192
197,436
205,033
145,967
Total Americas (2) (3)
114,411
127,308
162,261
171,682
168,170
193,413
207,018
209,843
223,499
161,316
A/P, China and Japan (3)
134,635
123,913
119,733
135,050
148,135
148,441
111,848
104,781
122,354
123,780
2002
2003
2004
2005
2006
2007
2008
2009
Europe (FEM/JIVA) (3)
256,717
263,972
286,546
302,158
337,326
382,047
376,945
201,352
North America (2) (3)
144,529
151,911
182,450
194,475
207,919
185,726
149,863
95,562
Total Americas (2) (3)
156,702
166,328
203,552
218,908
238,141
229,509
192,134
115,752
A/P, China and Japan (3)
129,333
146,334
171,000
195,386
222,074
250,684
257,604
199,159
Non-WITS Prior Year Information:
Materials Handling ("FEM"), World Industrial Truck Association
(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America.  Prior years are
North America Commercial only.
(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:
Europe & Japan -
Factory shipments
A/P & China -
Factory bookings
Industry forecast (light blue columns) – source:  Derived from DRI-WEFA and Oxford Economic Forecasts
Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of
Americas - North America & Government - Retail bookings
Americas -  Latin America - Factory bookings

Solutions
that DRIVE Productivity

Distribution Channel Strength and Diverse Customer Base
Blue Chip Customer Base
Approximately
1,100
global dealer
locations
More than
2,800
application
consultants
Approximately
10,700
service
technicians
National Accounts Profile
Independent Dealer Network
•
Focused on strategic customers with centralized
purchasing and geographically dispersed
operations across dealer territories
•
Fleet Management Program provides customers
with value-added services that include service,
aftermarket parts and comprehensive
management of materials handling needs
•
Two brand network strategy optimizes local
presence and customer reach
•
Key differentiating factors:
•
Long-term relationships with dealers
•
Territorial exclusivity encourages strong,
long-term relationships with customers
•
Brand exclusivity ensures dealers’ selling
efforts focused on Hyster-Yale products
National
Accounts
17%
Independent
Dealers
83%
2016 Distribution Mix

Solutions
that DRIVE Productivity

Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus

Solutions
that DRIVE Productivity

Product Philosophy
•
Full product line
•
Segmented solutions
•
Scalable modular platforms
•
Leverage core assets
•
Technology partners
•
Fit for market and application
•
Reliability and durability
•
Energy efficiency
•
Operator productivity
•
Support growth
initiatives
•
Fill the factories
•
Differentiation
•
Innovation
Guiding Product
Philosophy
Guiding Product
Philosophy
Key Product Attributes
Key Product Attributes
Product Portfolio Focus
Product Portfolio Focus

Solutions
that DRIVE Productivity

Our Investment in R&D
Full Product Line*
Lift Truck R&D Investment
HY
COMPETITORS
FULL
MIN
* Full Product Line –
Class 1 through Class 5, including Big Truck
$68
$69
$71
$69
$71
2012
2013
2014
2015
2016
2.8%
2.6%
2.6%
2.7%
2.9%
% of Revenue
$ in millions

Solutions
that DRIVE Productivity

Segmentation –
Expanding Standard Range
Cost
Cost competitive
(Targeting a 2-year Payback for Premium)
Positioning right
(Among Ours, Across Competition)
Global designs -
localized
(Manufactured in Key Regions)
Critical Success Factors
Utility
Standard
Premium

Solutions
that DRIVE Productivity

Cost of Operation / Hour
Factors Impacting Low Cost of Ownership
Factors Impacting Low Cost of Ownership
*Typical truck cost/hour for 5,000lb North American applications
Operator
69%
Fuel
11%
Service&
Repair
11%
Lease
9%
Lease
Service &
Fuel
Operator
Fleet
optimization
Price
management
Cost control
Residuals
Cost/hour
Fleet
Management
Extended
Warranty
Telematics
Energy usage
Alternative
powertrains
ICE to ER
Mode control
Productivity
Ergonomics/
fatigue
Auto functions
Automated
trucks
Typical Truck Cost/Hour
Repair
*

Solutions
that DRIVE Productivity

Areas of Focus
Telematics
•
Internet of things
•
Asset management
•
Fleet and truck data
•
Use of telematics
•
Partnered approach
Balyo, Seegrid
•
Camera and laser-
based systems
•
Focus on integration
and value proposition
Automation
Alternative Power
Lead acid
Lithium ion
Fuel cell
Diesel
LPG
Lithium ion
Fuel cell
Battery Box
Solutions
Integrated
solutions

Solutions
that DRIVE Productivity

Capturing More Lifecycle Value
Truck
Hyster-Yale
Maint
HY/Dealer
Energy
Utility Company
Fuel
(Nuvera®
Hydrogen
Generator)
Energy
Utility Company
Nuvera/Dealer
Nuvera® Fuel
Cell System
Nuvera
Maint
HY/Dealer
Truck
Hyster-Yale
Lead-Acid Battery*
Nuvera® Fuel-Cell System Solution*
*Representative Total Cost of Operation based on NREL 2013 report
Batteries &
Charger
Battery Supplier
Batteries
$18-20k lifetime
spend ($12k for
3 batteries / $6-
8k for 1 charger)

Solutions
that DRIVE Productivity

Developing Our Product Range
Approximate Engine Power Requirement [kW]
24V
36V
48V
1-3
3-10
10-20
Product available in all electric truck classes
Minor modifications to
address >70% of market

Solutions
that DRIVE Productivity

Advanced Technologies
Fuel-Cell Engines
•
Enhanced lift truck functionality
•
Integrated engines across multiple OEMs
Product Roadmap -
New Markets
Next Generation Fuel Cells
•
Improved power density
•
Fuel efficiency
•
Lower cost
Hydrogen Generator
•
Higher capacity
•
Longer life
•
Improved efficiency
Automotive Refueling
•
Higher capacity hydrogen generator
•
Ultra-high compression
•
Standard fueling station layout
Compression Technology
•
Improved reliability
•
Smaller footprint
•
Quiet and efficient
Technology and Product Roadmaps

Solutions
that DRIVE Productivity

Bolzoni’s Brands
BOLZONI
Founded in Italy in 1945, focus on lift truck attachments, forks and lift tables. A leading market position through the development of a worldwide network of subsidiaries and dealers, as well as strategic acquisitions.
AURAMO
Founded in Finland in 1947, focus on paper roll clamps, bale clamps and other specialized handling attachments. The worldwide recognized paper handling specialist.
AURAMO
was
acquired
by
BOLZONI
Group
in
2001.
MEYER
Founded
in
Germany
in
1953,
focus
on
a
wide
range
of
lift
truck
attachment
industry.
The worldwide recognized multiple pallet handler inventor.
MEYER
was
acquired
by
BOLZONI
Group
in
2006.

Solutions
that DRIVE Productivity

Relationship and Approach with HY Lift Trucks
Stand-Alone Supplier
Preferred supplier to HY
Arms-length sales
Commercial confidentiality
Key supplier partner
Purchasing leverage
Broader market access
Part of Hyster-Yale

Solutions
that DRIVE Productivity

LTM Q1 2017 Bolzoni
Revenue by Product Line
€
143,1 M
Other Revenues*
€
5,5 M
4%
Forks
€
15,9 M
11%
Lift Table
€
8,9 M
6%
Attachments
€
112,8 M
79%
___________
* Other Revenes
–
Rental business and Customer care.
Note – Revenue by product line and percentages presented represent LTM Q1 2017 revenues in euros.

Solutions
that DRIVE Productivity

•
Able to meet customers needs globally
•
Global economies of scale
•
Young/ fresh product line
•
Broad array of power options,
including hydrogen
•
Broad range of attachments
•
Source of aftermarket profitability
•
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
•
Independent distribution model
•
Exclusive distribution
•
Combine OEM excellence with entrepreneurial
distribution focused on customer
•
Long-term relationships
•
Able to meet most needs
•
National Account programs
Customer Relationships
•
High performance metrics
•
Large fleet program
Aftermarket Support
Employee Relationships
•
Engaged workforce
•
Experienced leadership
•
Equal treatment
Our Competitive Advantages